WEBSTAR TECHNOLOGY GROUP, INC.
CONSENT TO TRANSFER CONSULTING AGREEMENT AND LIABILITIES

I, M.M. Cimino, a principal of iTVPartners.tv Inc. (iTV), hereby consent to the transfer of iTV's consulting agreement with Webstar Technology Group, Inc., and all amounts due iTV now and in the future thereunder, from Webstar Technology Group, Inc. to James Owens, effective December 31, 2019. I further understand that as of December 31, 2019, iTV is no longer a consultant to Webstar Technology Group, Inc. and that, as of December 31, 2019, Webstar Technology Group, Inc. has no liability to iTV, past or future, associated with its consulting agreement.

Agreed to this 20th day of February, 2020, effective December 31, 2019.

By:

MMCimino

M.M. Cimino
iTVPartners.tv Inc.

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CONFIDENTIAL

WEBSTAR TECHNOLOGY GROUP, INC.
CONSENT TO TRANSFER CONSULTING AGREEMENT AND LIABILITIES

I, Gary Chackman, a principal of Blue Water Acquisitions, LLC - Series 4 (Blue Water), hereby consent to the transfer of Blue Water's consulting agreement with Webstar Technology Group, Inc., and all amounts due Blue Water now and in the future thereunder, from Webstar Technology Group, Inc. to James Owens, effective December 31, 2019. I further understand that as of December 31, 2019, Blue Water is no longer a consultant to Webstar Technology Group, Inc. and that, as of December 31, 2019, Webstar Technology Group, Inc. has no liability to Blue Water, past or future, associated with its consulting agreement.

Agreed to this 21st day of February, 2020, effective December 31, 2019.

By:

Gary Chackman, Manager
Blue Water Acquisitions, LLC - Series 4

WEBSTAR TECHNOLOGY GROUP, INC.
CONSENT TO TRANSFER CONSULTING AGREEMENT AND LIABILITIES

I, James Owens, hereby consent to the transfer of my consulting agreement with Webstar Technology Group, Inc., and all amounts due me now and in the future thereunder, from Webstar Technology Group, Inc. to James Owens, effective December 31, 2019. I further understand that as of December 31, 2019, I am no longer a consultant to Webstar Technology Group, Inc. and that, as of December 31, 2019, Webstar Technology Group, Inc. has no liability to me, past or future, associated with my consulting agreement.

Agreed to this 21st day of February, 2020, effective December 31, 2019.

By:

____
James Owens